Goodwill	9 Months Ended
Sep. 30, 2026
Goodwill [Abstract]
Goodwill

4. Goodwill

Changes in the carrying amount of goodwill are as follows:

	Merchant Solutions(1)	Digital Wallets (2)	Total
Balance as of December 31, 2025	$635,044	$1,441,303	$2,076,347
Foreign exchange	—	(29,351)	(29,351)
Impairment	(144,583)	(58,740)	(203,323)
Balance as of September 30, 2026	$490,461	$1,353,212	$1,843,673

(1)
Accumulated impairment loss was $1,303,728 as of September 30, 2026 and $1,159,145 as of December 31, 2025 within the Merchant Solutions segment.
(2)
Accumulated impairment loss was $781,782 as of September 30, 2026 and $723,042 as of December 31, 2025 within the Digital Wallets segment.

The Company performs its annual goodwill impairment test for all reporting units as of October 1st, or when events and circumstances have occurred that would indicate the carrying amount of goodwill exceeds its fair value. Due to a sustained decline in stock price and market capitalization as well as the reduction in the fair value of debt, we have concluded an interim goodwill impairment test was required as of September 30, 2026 for both Merchant Solutions and Digital Wallets. As there were no significant changes in facts and circumstances between September 30, 2026 and October 1, 2026, the results of the October 1, 2026 assessment were considered representative of the fair values of the reporting units as of September 30, 2026.

We performed our goodwill impairment test using a weighting of both market and income approaches. The market approach was based on guideline comparable companies and the key assumptions included selected Earnings Before Interest Tax Depreciation and Amortization ("EBITDA") multiples. The income approach was based on a discounted cash flow model and the key assumptions included the discount rate and future cash flows such as long-term growth rates. These valuation methods use assumptions which are considered Level 3 inputs in the fair value hierarchy (See Note 12).

Selected multiples were determined based on guideline comparable companies and discounted based on business-specific considerations. The cash flow forecast, including long term growth rates, considers past experience and future market expectations. Discount rate assumptions are based on determining a cost of debt and equity and an assessment as to whether there are risks not adjusted for in the future cash flows of the respective reporting unit.

Based on the analysis performed, the Company recognized a goodwill impairment for the three and nine months ended September 30, 2026 of $144,583 and $58,740 in the Merchant Solutions and Digital Wallets segments, respectively. It is reasonably possible that a decline in the fair value of debt or market capitalization could materially impact the estimates in the goodwill impairment assessment. In addition, deterioration in financial performance of either reporting unit, or significant changes in key assumptions used in the annual impairment assessment, such as the discount rate, could result in an impairment charge in future.